IVY FUNDS
Delaware Ivy Cash Management Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated January 28, 2022

1.	Effective Date of the Transfer Agency Conversion

The effective date of the transfer agency conversion noted in the Fund’s supplements to the Prospectus and SAI dated April 29, 2022 is currently scheduled to occur on or about June 24, 2022.
2.	Fund Liquidation

As noted in the supplement dated September 14, 2021, on September 13, 2021, the Board of Trustees of the Ivy Funds (“Board”) unanimously voted and approved a proposal to liquidate the Fund.

The key dates pertaining to this Fund liquidation are as follows:

Fund	Liquidation Date
Closed to new shareholders and all sales efforts will cease, except for certain investors, such as those in certain advisory programs or certain retirement recordkeeping programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor
Closed to all investors – Will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business on this date
Delaware Ivy Cash Management Fund	On or about July 22, 2022	September 30, 2021	Five days before the Liquidation Date

Retirement accounts held directly on the transfer agency platform within the Fund will be liquidated on or about the Liquidation Date and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken.

Shareholders may redeem their Fund shares at any time prior to the Liquidation Date. No applicable CDSC will be assessed in connection with any redemption of shares from the liquidating Fund prior to the Liquidation Date. Under the Fund’s right of reinstatement policy, shareholders, including shareholders impacted by the Fund liquidation, have up to 90 days to buy back into Class A shares of another Delaware Fund at net asset value (“NAV”) upon reentry and notification to the liquidating Fund’s transfer agent or the shareholder’s financial intermediary. Shareholders can buy back at NAV into another Delaware Fund only if the shares had been previously subject to a sales load.

For those accounts with automated purchases established, these transactions will cease five days before the Liquidation Date if no action is taken.

For those accounts with automated withdrawals established, these transactions will cease on the Liquidation Date if no action is taken.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.